UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2007

_______________________

Castelle
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-22020	77-0164056
(Commission File Number)	(IRS Employer Identification No.)

855 Jarvis Drive Suite 100 Morgan Hill, California	95037
(Address of Principal Executive Offices)	(Zip Code)

(408) 852-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On April 25, 2007, Castelle, a California corporation, (“Castelle”), Captaris, Inc. (“Captaris”), a Washington corporation, and Merlot Acquisition Corporation, a California corporation and wholly owned subsidiary of Captaris (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”), under which Merger Sub will be merged with and into Castelle, with Castelle continuing after the merger as the surviving corporation and a wholly owned subsidiary of Captaris (“Merger”). Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each issued and outstanding share of Castelle common stock will be converted into the right to receive $3.95 in cash , subject to adjustment to the extent Castelle’s cash balance at the effective time of the Merger is above or below the agreed upon balance of $7.4 million, and subject to additional downward adjustment to the extent Castelle’s working capital (excluding cash) at the effective time of the Merger is less than the agreed upon target of negative $75,000 (provided that the shortfall is at least $100,000) and (ii) each outstanding option to purchase shares of Castelle common stock will be converted into the right to receive an amount of cash equal to the product of (a) the number of shares as to which such option was vested and exercisable, multiplied by (b) the excess, if any, of the merger consideration to be received for each share of common stock of Castelle, as described above, over the per share exercise price of such option.

The Merger Agreement was unanimously approved by the Castelle board of directors. The members of the Castelle board of directors and the executive officers of Castelle have entered into voting agreements with Captaris, pursuant to which they agree to vote, and grant proxies to Captaris on their behalf to vote, all the shares of Castelle capital stock held by them for the approval of the Merger. Castelle has agreed not to, directly or indirectly, (i) solicit, initiate, encourage, facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any proposal relating to any alternative business combination transaction, (ii) participate in discussions or negotiation of, or furnish any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of, any proposal that constitutes or could reasonably be expected to lead to any alternative business combination transaction, (iii) subject to certain exceptions, engage in discussions with respect to any alternative business combination transaction, (iv) subject to certain exceptions, approve, endorse or recommend any alternative business combination transaction, or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any alternative business combination transaction.

The closing of the Merger is subject to the approval of the shareholders of Castelle as well as customary closing conditions, including absence of governmental restraints and accuracy of representations. In addition, the Merger Agreement contains certain termination rights for both Castelle and Captaris, and further provides that, upon termination of the Merger Agreement under specified circumstances, Castelle must reimburse Captaris for all fees and expenses actually incurred by Captaris in connection with the Merger, up to a maximum of $250,000, and pay Captaris a fee equal to $700,000.

The description of the proposed Merger in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Castelle. The Merger Agreement contains representations and warranties of Castelle made to and solely for the benefit of Captaris and Merger Sub. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter that Castelle has delivered to Captaris in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure letter. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Castelle’s public disclosures.

A copy of the press release issued by Castelle and Captaris announcing the Merger, dated April 26, 2007, is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, Castelle will be filing a proxy statement and other relevant documents concerning the Merger with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by Castelle with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by Castelle with the Securities and Exchange Commission may also be obtained from Castelle by directing a request to Karin Reak, Castelle’s Director of Marketing, at (408) 852-8034 or kreak@castelle.com.

Castelle and its directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from Castelle shareholders in favor of the proposed Merger. Information regarding the special interests and identities of these directors and executive officers in the Merger will be included in the proxy statement described above. Additional information regarding the identities of these persons is set forth or incorporated by reference in a Castelle’s Annual Report on Form 10-K for the year ended December 31, 2006. Investors and security holders can obtain a free copy of this Annual Report on Form 10-K from the Securities and Exchange Commission or from Castelle, as indicated above.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 25, 2007, by and among Captaris, Inc., Merlot Acquisition Corporation and Castelle
99.1	Press Release announcing agreement of merger, dated April 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2007

Castelle

By:	/s/ Paul W. Cheng
Paul W. Cheng
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 25, 2007, by and among Captaris, Inc., Merlot Acquisition Corporation and Castelle
99.1	Press Release announcing agreement of merger, dated April 26, 2007